UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2018

INVESTVIEW, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

12 South 400 West
Salt Lake City, Utah		84101
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		888-778-5372

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into A Material Definitive Agreement
On July 20, 2018, Investview, Inc., entered into a Purchase Agreement with United Games Marketing LLC, a Utah limited liability company, to purchase its wholly owned subsidiaries United Games LLC and United League LLC for 50,000,000 Shares of Investview’s common stock.

United Games and United League provide distributor marketing back-office & commission tools and online sports gaming experience for users of their applications distributed through their networks of affiliates.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above. The securities were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. The purchaser confirmed the foregoing and acknowledged that the securities must be acquired and held for investment. All certificates evidencing the shares of common stock will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, no general solicitation was used, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

Item 9.01Financial Statements and Exhibits

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location
Item 10	Miscellaneous
10.36	Purchase Agreement between United Marketing, LLC and Investview, Inc., entered July 20th, 2018	Attached

                         EXHIBIT 10.36

 PURCHASE AGREEMENT

This PURCHASE AGREEMENT (“Agreement”) made this 20th day of July 2018 by and between, United Games Marketing LLC, a Utah limited liability company, hereinafter referred to as the “SELLER,” and Investview Inc., a Nevada Corporation hereinafter referred to as “PURCHASER.”

WHEREAS, Seller is the sole owner and operator of United Games LLC and United League LLC, both of which are Utah limited liability companies (together, “United Games”); and

WHEREAS, Seller is in the business of providing distributor marketing back-office & commission tools and online sports gaming experience for users of its application distributed through its network of affiliates; and

WHEREAS, the Purchaser desires to purchase United Games from the Seller, including all of the assets identified in Schedule A; and

WHEREAS, the Purchaser through its wholly owned subsidiary, Kuvera LLC (“Kuvera”), is in the business of providing financial education tools and trading alerts in traditional financial & cryptocurrency markets through its distributors; and

WHEREAS, the Parties are desirous of effectuating a smooth and efficient transfer of the business being sold and acknowledge that their mutual goodwill and cooperation are essential to this end.

NOW THEREFORE, the Parties hereto, in consideration of the mutual covenants and agreements herein contained, do hereby, agree as follows:

SALE OF UNITED GAMES. The Seller agrees to sell and transfer and the Purchaser agrees to buy all of the membership interests in United Games LLC and United League LLC, including specifically all of the assets identified in Schedule A attached hereto.

PURCHASE PRICE. The purchase price shall be as set forth below:

a)
FIFTY MILLION shares of common stock of Investview Inc. (SYMBOL: INVU) to be issued at closing.

CLOSING. The closing shall take place on or about July 20, 2018 at the offices of, Kuvera, LLC or such other mutually agreeable location.

DELIVERIES AT CLOSING.

a)
The Purchaser shall deliver to the Seller 50 million shares of its restricted common stock.

b)
The Seller shall deliver to the Purchaser all of the membership interests in United Games LLC and United League LLC, including specifically all of the assets identified on Schedule A, and the Purchaser shall assume all of the liabilities identified on Schedule A.

EXCLUSIONS & CONSIDERATION.

a)
The parties agree that the SELLER will retain all cash and cash equivalents and the reserve held by United Games’ credit card processor at date of closing, subject to Section 6 below.

b)
The parties agree that the SELLER and its officers and directors will retain rights to pursue derivatives with software technologies; provided, however, that such activities are not in direct competition with the Purchaser and its subsidiaries. Direct competition shall mean a network marketing company involved with providing finance related subscriptions and cryptocurrency mining contracts.

REPRESENTATIONS.

The Seller warrants and represents the following:

a)
Seller is the sole owner of and has good and marketable title to all the membership interests of United Games, including the assets specifically enumerated in Schedule A, free from all debts, security interests, liens, and encumbrances.

b)
United Games has entered into no contracts relating to its business that have not been disclosed to Purchaser.

c)
There are no judgments, liens, actions, or proceedings pending or threatened against United Games anywhere.

d)
There are no violations of any kind pending or threatened against United Games and United Games will comply with all notices of violations of law, ordinances, or rules and regulations affecting the business as of the date of closing.

e)
United Games has not used any other business name or address within three years of the date of this Agreement.

f)
All of the tangible property of United Games is now and at the time of closing will be located at the Seller’s place of business and will not be removed therefrom without the written consent of the Purchaser.

g)
Seller will retain responsibility for any pension or retirement plan or program for the benefit of any present or former employees of United Games.

h)
Seller is not insolvent and will be able to meet business and personal obligations as they become due.

i)
This Agreement is made with Seller in reliance upon its representations to Purchaser, which by its execution of this Agreement Seller hereby confirms, that the Seller is an accredited investor, as that term is defined in Rule 501(a) of Regulation D, that the common stock to be acquired by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to or for the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the common stock other than to the current owners of Seller. By executing this Agreement, Seller further represents that it does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person respecting the common stock. Seller represents that it has full power and authority to enter into this Agreement.

j)
Seller understands that the common stock has not been, and will not be, registered under the Securities Act or state securities laws, by reason of specific exemptions from the registration provisions of the Securities Act and applicable state laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller’s representations as expressed herein. Seller understands that the shares of common stock are characterized as “restricted securities” under the federal and state securities laws inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations, the common stock may be resold without registration under the Securities Act and applicable state laws only in reliance on certain exemptions from the registration requirements, such as Rule 144.

k)
Neither the U.S. Securities and Exchange Commission nor the securities regulatory authority of any state or other federal agency has made any determination as to the merits of entering into this Agreement.

l)
Seller understands Purchaser files periodic reports with the United States Securities and Exchange Commission and has had an opportunity to review those reports. Seller has a detailed understanding of the Purchaser’s business, including the potential risks associated with the business plan. Additionally, Seller has been provided with all materials and information requested by it, including any information requested to verify any information furnished, and Seller has been provided the opportunity for direct communication with the Purchaser and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Purchaser’s officers and directors.

m)
Seller was not, at any time, solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities as provided in this Agreement.

n)
Seller understands that the common stock may bear the following legend or any similar legend required by the securities laws of any state (to the extent such laws are applicable to the securities represented by the certificate so legended):
These securities have not been registered under the Securities Act of 1933, as amended, or state securities laws and have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No such sale or disposition may be effected without an effective registration statement related thereto or an available exemption under the Securities Act of 1933, as amended, and applicable state laws.

COVENANTS OF SELLER.

The Seller covenants with the Purchaser as follows:

a)
All the assets identified in Schedule A are owned by United Games and will be free of all encumbrances, except for any liabilities defined in Schedule A.

b)
The business of United Games will be conducted up to the date of closing in substantially the same manner as it has been conducted in the past, in accordance with all applicable laws and regulations, and no contracts will be entered into with respect to the business without the prior written consent of the Purchaser.

c)
No judgments, liens, or security interests will be outstanding at the time of the closing against United Games or against its business or any assets thereof, except those to be paid and discharged out of the purchase price at closing and approved by the Purchaser’s attorney.

d)
Seller will hold Purchaser free and harmless from bills, claims, demands, indebtedness, liability and taxes and any other claims of any nature incurred or rising out of and by reason of the conduct or operation of the business prior to closing by Seller, other than those liabilities specifically identified on Schedule A. Purchaser will hold Seller free and harmless from bills, claims, demands, indebtedness, liability and taxes and any other claims of any nature incurred or arising out of and by reason of the conduct or operation of the business after closing by Purchaser.

e)
Seller has filed and will file at the date of closing all Federal, State and local tax returns which are required by it to be filed with payment of all taxes due thereon and such returns hereto filed are true, correct and there are no deficiencies, or assessment claims. In the event that an audit should take place subsequent to the closing of this Agreement for any period prior to the date of closing, the Seller’s liability for same is 100 per cent of the taxing authority’s demand for said period including all interest and penalties thereon and, further, will pay in full all withholding, social security, and unemployment insurance taxes, applicable.

COVENANT NOT TO COMPETE.

Seller, its principals and agents, agree that for three (3) years from date of closing, they will not, directly or indirectly, own, manage, operate, join, control, participate in, engage in any way, as employee, partner, officer, director, shareholder, or otherwise, or through any other person, firm or corporation, in any business similar to or in competition with the Purchaser. Any business similar to or in competition with the Purchaser shall mean a network marketing company involved with providing finance related subscriptions and cryptocurrency mining contracts.

BROKER.

The Parties warrant and represent that no broker was involved in negotiating the purchase of the assets. The Parties agree to hold each other harmless and indemnify each other against any and all claims for brokers’ fees from any broker, arising out of any acts of a Party.

MISCELLANEOUS.

a)
All pre-paid accounts for work to be performed after the date of closing shall be the property of the Purchaser and a final adjustment of any such accounts shall be made at the closing.

b)
The Purchaser, its principals and employees, acknowledge that this business as with any business involves financial risks and that the Seller has not made any promises, guarantees, warranties or representations as to the profitability and/or future success of this business and the Purchaser, its principals and employees, have agreed to purchase this business at their own risk.

c)
The Parties hereto agree to execute such additional documents and papers and to perform and do such additional acts and things as may, from time to time, be reasonably necessary and proper to effectuate and carry out the transaction contemplated by this Agreement.

d)
The Purchaser hereby warrants and represents that it has had ample opportunity to review and investigate the specifics of Seller’s business. That it has had the opportunity to make a full and independent investigation of all financial and professional matters. That it is fully satisfied that all relevant information has been disclosed to it.

e)
All notices under this Agreement shall be in writing and may be served by personal service or by electronic methods including email. Notice by mail shall be addressed to each Party at its last known residence or office address.

f)
This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties will be governed, construed, and interpreted in accordance with the laws of the state of Utah, without giving effect to any choice or conflict of law provision or rule (whether the state of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Utah.

g)
The Parties agree that any dispute, claim or controversy arising under, out of, or in relation to this Agreement shall be submitted for adjudication and/or settlement by arbitration proceedings in accordance with the Rules of the American Arbitration Association, and any determination thereon shall be binding upon the Parties hereto with the same force and effect as if rendered by a court of competent jurisdiction, and judgment thereon may be entered by any Party.

h)
Purchaser agrees to waive compliance with the requirements of applicable laws, if any relating to bulk sales and Seller agrees to hold harmless and indemnify Purchaser from and against any and all liabilities that may be asserted against it arising out of such noncompliance.

SURVIVAL OF REPRESENTATIONS.

All representations, warranties, and agreements contained herein shall not be discharged or dissolved upon closing but shall survive same.

ENTIRE AGREEMENT.

The Parties represent that this is the entire agreement and understanding among the Parties, and that there are no representations, warranties, terms, covenants or conditions made by any other party except as herein expressly contained. This Agreement shall not be altered, waived, modified or canceled in any respect except in writing, duly executed by all of the Parties hereto, and no oral agreement or course of conduct to the contrary, shall be deemed an alteration, amendment, modification of cancellation.

SUCCESSOR AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their legal representatives, successors and assigns forever.

IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

SELLER

UNITED GAMES MARKETING LLC

__/s/ Ben Eggett_________________________

Name: Ben Eggett
Title: CTO/COO

PURCHASER

INVESTVIEW INC.

___/s/ Ryan Smith_________________________

Name: Ryan Smith
Title: CEO

SCHEDULE A
ASSETS

■
Customizable Back Office

■
Customizable Commission Engine

■
14 laptops and associated monitors

■
Office furniture

■
Unclaimed commissions in PayQuicker account

■
The United Games brand (registered & trademarked)

■
FireFan the game/app

■
FireFan the brand (registered & trademarked)

■
Website domains, including unitedgames.com, firefan.com, and unitedleague.com

■
Recurring & Recycling Billing & wallet systems

■
Cloud based IT infrastructure

■
Existing incoming revenue

■
Development team capable of building new technologies & integrating with current

■
Team of 14 employees whom Investview determined to retain

■
Newly engaged Leaders & growth initiative (4-6 A+ Leaders with strong connections)

■
Affiliates and network contacts

LIABILITIES

■
All expenditures incurred on or after closing related to ongoing United Games and United League Activities

■
Charges by Purchaser for Seller to open account / buy product

■
PayQuicker fees for June Activity

■
Accrued Commissions

■
License agreement for Commission Engine

■
Buy out of the Apple laptop leases

■
Responsibility for chargeback activity

■
Sport Radar data feeds used in FireFan

■
Reward program redemptions

■
Affiliate commissions

■
Merchant & App store processing costs

■
Amazon Web Services

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTVIEW, INC.

By/s/ William Kosoff

Name: William Kosoff

Title:Chief Financial Officer

Date: July 25, 2018